Fair Value (Details 2) (Residential mortgage-backed securities, USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Residential mortgage-backed securities
Reconciliation of activity for mortgage-backed securities on a net basis
Balance at the beginning of the period	$ 39,605
Principal paydowns	(5,829)
Total unrealized gains (losses) included in:
Other comprehensive income	123
Impairment realized in earnings	(1,039)
Balance at the end of the period	$ 32,860